                                                                     EXHIBIT 7.1


GRUPO IUSACELL, S.A. DE C.V.
DECEMBER 2001

Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP


=================================================================================================================================
              DESCRIPTION                                                                                      a $ December 01
                                                                                            December              December
                                               ==================================================================================
                                                 1996           1997           1998           1999          2000           2001
=================================================================================================================================
Income (loss) from continuing  operations      (598,489)    (1,515,810)    (1,657,470)       379,668    (1,122,512)      (499,989)
Add income tax, assets tax and deferred
  income tax                                     57,990         68,702         82,047        150,889       156,335        146,404
                                               ==================================================================================
Pretax income (loss) from continuing
  operations                                   (540,499)    (1,447,108)    (1,575,422)       530,558      (966,178)      (353,585)
Add:
Integral cost of financing (expense only)       719,179        393,142        285,379        355,349     1,079,361        914,896
Amortization of debt expense and discount
  of premium                                          0              0              0              0             0              0
                                                            ---------------------------------------------------------------------
Interest portion of rent expense                    916          3,175          3,741          2,828         2,828            707
                                                            ---------------------------------------------------------------------
Losses from < 50% owned affiliates                9,954              0              0         22,703        18,511         38,192
                                                            ---------------------------------------------------------------------
Amortized portion of capitalized
  integral cost of financing                      2,283          2,799         55,650         17,668        33,675         35,781
                                                            ---------------------------------------------------------------------

                                               ==================================================================================
ADJUSTED EARNINGS (A)                           191,833     (1,047,992)    (1,230,652)       929,106       168,198        635,991

Fixed charges:
Integral cost of financing (whether
  expensed or capitalized)                      719,179        466,585      1,354,070        355,349     1,079,361        914,896
Amortization of debt expense and
  discount or premium                                 0              0              0              0             0              0
The interest portion of rent expense
                                                            ---------------------------------------------------------------------
Preferred stock dividend requirement
  (Should be N/A)                                   916          3,175          3,741          2,828         2,828            707
                                                            ---------------------------------------------------------------------

                                               ==================================================================================
TOTAL FIXED CHARGES (B)                         720,095        469,760      1,357,811        358,177     1,082,190        915,603

EARNING TO FIXED CHARGES (A/B)                   0.2664        (2.2309)       (0.9064)        2.5940        0.1554         0.6946
ADJUSTED PRETAX EARNINGS LESS FIXED
  CHARGES                                      (528,262)    (1,517,752)    (2,588,464)       570,929      (913,992)      (279,612)

                                           A DIC 97
                                           1.1258                A SEPTIEMBRE 98


ACTUALIZADO
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP


                           DESCRIPTION                                       a Septiembre 98
                                                           a dic97               Septiembre
                                                        --------------      -----------------
                                                        1996      1997      1997         1998
                                                        ----      ----      ----         ----

Income (loss) from continuing  operations             (448,161)  (81,349)  (25,796)  (1,523,602)  RESULTADO NETO
Add income tax, assets tax and deffered income tax      43,425    51,038    40,171       32,967   PROVISION DE IMPAC
                                                       ========================================
Pretax income (loss) from continuing operations       (404,736)  (30,311)   14,375   (1,490,635)
Add:
Integral cost of financing (expense only)              534,267   292,064   127,697      263,450   GASTOS FINANCIEROS PROVISION SIN
                                                                                                    INTERESES GANADOS
Amortization of debt expense and discount of premium         0         0         0            0
                                                                 ------------------------------
Interest portion of rent expense                           681     2,359     1,116        1,040   AMORTIZACION DE ARRENDAMIENTO
                                                                                                    FINANCIERO
                                                                 ------------------------------
Losses from < 50% owned affiliates                       7,395         0         0            0   PARTICIPACION EN EMPRESAS
                                                                                                    MINORITARIAS
                                                                 ------------------------------
Amortized portion of capitalized integral cost of
  financing                                              1,696     2,079       677        1,386   DEPRECIACION DE GASTOS
                                                                                                    CAPITALIZADOS
                                                                 ------------------------------

                                                       ========================================
AJUSTED EARNINGS (A)                                   139,303   266,191   143,865   (1,224,759)

Fixed charges:
Integral cost of financing (whether expensed or
  capitalized)                                         534,267   346,625   156,566    1,134,570   GASTOS FINANCIEROS MAS PERDIDA
                                                                                                    CAMBIARIA
Amortization of debt expense and discount or
  premium                                                    0
The interest portion of rent expense
                                                                 ------------------------------
Preffered stock dividend requirement (Should be
  N/A)                                                     681     2,359     1,116        1,040   AMORTIZACION DE ARRENDAMIENTO
                                                                                                    FINANCIERO
                                                                 ------------------------------

                                                       ========================================
TOTAL FIXED CHARGES (B)                                534,948   348,983   157,682    1,135,610


EARNING TO FIXED CHARGES (A/B)                          0.2604    0.7628    0.9124      (1.0785)
ADJUSTED PRETAX EARNINGS LESS FIXED CHARGES           (395,645)  (82,792)  (13,817)  (2,360,369)

                                                     A DIC 97
CIFRAS A PESOS DE SEPTIEMBRE 1998                    1.1258


                                                     1.1861               1.0575


ACTUALIZADO
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

           DESCRIPTION                                                  a $ Diciembre 98
                                                   a dic97              Septiembre
                                                 ----------------     -------------------
                                                 1996        1997     1997       1998
                                                 ----        ----     ----       ----

Income (loss) from continuing  operations     (468,430)  (1,186,405) (27,279)  (1,611,209)  RESULTADO NETO
Add income tax, assets tax and deffered
  income tax                                    45,388       53,772   50,030       34,863   PROVISION DE IMPAC
                                               ==========================================
Pretax income (loss) from continuing
  operations                                  (423,042)  (1,132,633)  22,751   (1,576,347)
Add:
Integral cost of financing (expense only)      562,893      307,708  135,040      278,598   GASTOS FINANCIEROS PROVISION SIN
                                                                                              INTERESES GANADOS
Amortization of debt expense and discount
  of premium                                         0            0        0            0
                                                          -------------------------------
Interest portion of rent expense                   717        2,485    1,180        1,100   AMORTIZACION DE ARRENDAMIENTO FINANCIERO
                                                          -------------------------------
Losses from < 50% owned affiliates               7,791            0        0            0   PARTICIPACION EN EMPRESAS MINORITARIAS
                                                          -------------------------------
Amortized portion of capitalized integral
  cost of financing                              1,787        2,191      716        1,466   DEPRECIACION DE GASTOS CAPITALIZADOS
                                                          -------------------------------

                                               ==========================================
AJUSTED EARNINGS (A)                           150,147     (820,250) 159,687   (1,295,183)

Fixed charges:
Integral cost of financing (whether expensed
 or capitalized)                               562,893      365,191  165,569    1,199,808   GASTOS FINANCIEROS MAS PERDIDA CAMBIARIA
Amortization of debt expense and discount
  or premium                                         0
The interest portion of rent expense
                                                          -------------------------------
Preffered stock dividend requirement
  (Should be N/A)                                  717        2,485    1,180        1,100   AMORTIZACION DE ARRENDAMIENTO FINANCIERO
                                                          -------------------------------

                                               ==========================================
TOTAL FIXED CHARGES (B)                        563,610      367,676  166,749    1,200,908


EARNING TO FIXED CHARGES (A/B)                  0.2664      (2.2309)  0.9576      (1.0785)
ADJUSTED PRETAX EARNINGS LESS FIXED CHARGES   (413,464)  (1,187,926)  (7,062)  (2,496,090)

CIFRAS A PESOS DE DICIEMBRE 1998






                                                                          1.1861


ACTUALIZADO
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

                           DESCRIPTION
                                                             a dic97
                                                      ---------------------
                                                        1996         1997        1998
                                                        ----         ----        ----

Income (loss) from continuing  operations             (187,226)           0           0   RESULTADO NETO
Add income tax, assets tax and deffered income tax      45,388       53,772  (1,220,228)  PROVISION DE IMPAC
                                                      =================================
Pretax income (loss) from continuing operations       (141,837)      53,772  (1,220,228)
Add:
Integral cost of financing (expense only)              562,893      307,708     245,592   GASTOS FINANCIEROS PROVISION SIN INTERESES
                                                                                            GANADOS
Amortization of debt expense and discount of
  premium                                                    0            0           0
                                                                    -------------------
Interest portion of rent expense                           717        2,485       2,928   AMORTIZACION DE ARRENDAMIENTO FINANCIERO
                                                                    -------------------
Losses from < 50% owned affiliates                       7,791            0           0   PARTICIPACION EN EMPRESAS MINORITARIAS
                                                                    -------------------
Amortized portion of capitalized integral cost
  of financing                                           1,787        2,191      43,557   DEPRECIACION DE GASTOS CAPITALIZADOS
                                                                    -------------------

                                                      =================================
AJUSTED EARNINGS (A)                                   431,351      366,155    (928,151)

Fixed charges:
Integral cost of financing (whether expensed or
  capitalized)                                         562,893      365,191   1,082,017   GASTOS FINANCIEROS MAS PERDIDA CAMBIARIA
Amortization of debt expense and discount or premium         0
The interest portion of rent expense
                                                                    -------------------
Preffered stock dividend requirement (Should be N/A)       717        2,485       2,928   AMORTIZACION DE ARRENDAMIENTO FINANCIERO
                                                                    -------------------

                                                      =================================
TOTAL FIXED CHARGES (B)                                563,610      367,676   1,084,945


EARNING TO FIXED CHARGES (A/B)                          0.7653       0.9959     (0.8555)
ADJUSTED PRETAX EARNINGS LESS FIXED CHARGES           (132,259)      (1,521) (2,013,096)

CIFRAS A PESOS DE DICIEMBRE 1998






ACTUALIZADO A JUNIO 1999
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

     DESCRIPTION                                                           a $ Junio 99
                                                                              Junio
                                                                        ------------------
                                      1996       1997        1998        1998       1999
                                      ----       ----        ----        ----       ----
Income (loss) from continuing
  operations                        (502,485) (1,272,660) (1,391,552)  (297,191)   503,992  RESULTADO NETO
Add income tax, assets tax and
  deffered income tax                 48,688      57,681      68,885     25,174     73,809  PROVISION DE IMPAC
                                     =====================================================
Pretax income (loss) from
  continuing operations             (453,797) (1,214,979) (1,322,668)  (272,017)   577,801
Add:
Integral cost of financing
  (expense only)                     603,815     330,078     263,447    130,739     98,649  GASTOS FINANCIEROS PROVISION SIN
                                                                                              INTERESES GANADOS
Amortization of debt expense and
  discount of premium                      0           0           0          0          0
                                               -------------------------------------------
Interest portion of rent expense         769       2,666       3,141      1,464      1,270  AMORTIZACION DE ARRENDAMIENTO FINANCIERO
                                               -------------------------------------------
Losses from < 50% owned affiliates     8,357           0           0          0          0  PARTICIPACION EN EMPRESAS MINORITARIAS
                                               -------------------------------------------
Amortized portion of capitalized
  integral cost of financing           1,917       2,350      46,724      3,133      5,082  DEPRECIACION DE GASTOS CAPITALIZADOS
                                               -------------------------------------------

                                     =====================================================
AJUSTED EARNINGS (A)                 161,062    (879,884) (1,009,357)  (136,681)   682,802

Fixed charges:
Integral cost of financing
  (whether expensed or capitalized)  603,815     391,740   1,160,680    550,863   (143,048) GASTOS FINANCIEROS MAS PERDIDA CAMBIARIA
Amortization of debt expense and
  discount or premium                      0           0           0          0          0
The interest portion of rent
  expense
                                               -------------------------------------------
Preffered stock dividend requirement
  (Should be N/A)                        769       2,666       3,141      1,464      1,270  AMORTIZACION DE ARRENDAMIENTO FINANCIERO
                                               -------------------------------------------

                                     =====================================================
TOTAL FIXED CHARGES (B)              604,584     394,406   1,163,821    552,327   (141,778)


EARNING TO FIXED CHARGES (A/B)        0.2664     (2.2309)    (0.8673)   (0.2475)   (4.8160)
ADJUSTED PRETAX EARNINGS LESS
  FIXED CHARGES                     (443,523) (1,274,290) (2,173,177)  (689,008)   824,580

CIFRAS A PESOS DE JUNIO 1999


ULTIMA VERSION JESUS SANDOVAL 9/02/2000


ACTUALIZADO A SEPTIEMBRE 1999
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

      DESCRIPTION                                                                 a $ Septiembre 99
                                                                                    Septiembre
                                                                                  -----------------
                                             1996         1997       1998         1998         1999
                                             ----         ----       ----         ----         ----

Income (loss) from continuing  operations  (514,242)  (1,302,439)(1,432,930)  (1,768,748)     612,709  RESULTADO NETO
Add income tax, assets tax and deffered
  income tax                                 49,827       59,031     70,496       38,271      111,609  PROVISION DE IMPAC
                                            =========================================================
Pretax income (loss) from continuing
  operations                               (464,416)  (1,243,408)(1,362,434)  (1,730,477)     724,318
Add:
Integral cost of financing (expense
  only)                                     617,944      337,802    736,042      219,020      512,574  GASTOS FINANCIEROS PROVISION
                                                                                                         SIN INTERESES GANADOS
Amortization of debt expense and
  discount of premium                             0            0          0            0            0
                                                       ----------------------------------------------
Interest portion of rent expense                787        2,728      3,214        1,821        1,842  AMORTIZACION DE ARRENDAMIENTO
                                                                                                         FINANCIERO
                                                       ----------------------------------------------
Losses from < 50% owned affiliates            8,553            0          0            0            0  PARTICIPACION EN EMPRESAS
                                                                                                         MINORITARIAS
                                                       ----------------------------------------------
Amortized portion of capitalized integral
   cost of financing                          1,962        2,405     47,817       49,948       51,913  DEPRECIACION DE GASTOS
                                                                                                         CAPITALIZADOS
                                                       ----------------------------------------------

                                            =========================================================
AJUSTED EARNINGS (A)                        164,830     (900,473)  (575,361)  (1,459,688)   1,290,647

Fixed charges:
Integral cost of financing (whether
  expensed or capitalized)                  617,944      400,907    721,407    1,230,303     (512,365) GASTOS FINANCIEROS MAS
                                                                                                         PERDIDA CAMBIARIA
Amortization of debt expense and
  discount or premium                             0            0          0            0            0
The interest portion of rent expense
                                                       ----------------------------------------------
Preffered stock dividend requirement
  (Should be N/A)                               787        2,728      3,214        1,821        1,842  AMORTIZACION DE ARRENDAMIENTO
                                                                                                         FINANCIERO
                                                       ----------------------------------------------

                                            =========================================================
TOTAL FIXED CHARGES (B)                     618,731      403,635    724,622    1,232,124     (510,523)


EARNING TO FIXED CHARGES (A/B)               0.2664      (2.2309)   (0.7940)     (1.1847)     (2.5281)
ADJUSTED PRETAX EARNINGS LESS
  FIXED CHARGES                            (453,901)  (1,304,107)(1,299,982)  (2,691,812)   1,801,170

DICIEMBRE 1999



CIFRAS DEFLACTADAS A DIC/98


ACTUALIZADO A DICIEMBRE 1999
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

         DESCRIPTION                                                            a $ December 99
                                                                                   December
                                                                                ----------------
                                             1996         1997         1998     1998     1999
                                             ----         ----         ----     ----     ----

Income (loss) from continuing  operations  (468,430)  (1,186,408)  (1,305,274)       0        0   RESULTADO NETO
Add income tax, assets tax and deffered
  income tax                                 45,388       53,772       64,216        0        0   PROVISION DE IMPAC
                                            ====================================================
Pretax income (loss) from continuing
  operations                               (423,042)  (1,132,636)  (1,241,058)       0        0
Add:
Integral cost of financing (expense only)   562,893      307,708      670,470        0        0   GASTOS FINANCIEROS PROVISION SIN
                                                                                                    INTERESES GANADOS
Amortization of debt expense and discount
  of premium                                      0            0            0        0        0
                                                       -----------------------------------------
Interest portion of rent expense                717        2,485        2,928        0        0   AMORTIZACION DE ARRENDAMIENTO
                                                                                                    FINANCIERO
                                                       -----------------------------------------
Losses from < 50% owned affiliates            7,791            0            0        0        0   PARTICIPACION EN EMPRESAS
                                                                                                    MINORITARIAS
                                                       -----------------------------------------
Amortized portion of capitalized
  integral cost of financing                  1,787        2,191       43,557        0        0   DEPRECIACION DE GASTOS
                                                                                                    CAPITALIZADOS
                                                       -----------------------------------------

                                            ====================================================
AJUSTED EARNINGS (A)                        150,146     (820,252)    (524,103)       0        0

Fixed charges:
Integral cost of financing (whether
  expensed or capitalized)                  562,893      365,191      657,139        0        0   GASTOS FINANCIEROS MAS PERDIDA
                                                                                                    CAMBIARIA
Amortization of debt expense and
  discount or premium                             0            0            0        0        0
The interest portion of rent expense
                                                       -----------------------------------------
Preffered stock dividend requirement
  (Should be N/A)                               717        2,485        2,928        0        0   AMORTIZACION DE ARRENDAMIENTO
                                                                                                     FINANCIERO
                                                       -----------------------------------------

                                            ====================================================
TOTAL FIXED CHARGES (B)                     563,610      367,676      660,067        0        0


EARNING TO FIXED CHARGES (A/B)               0.2664      (2.2309)     (0.7940)  #DIV/0!  #DIV/0!
ADJUSTED PRETAX EARNINGS LESS FIXED
  CHARGES                                  (413,464)  (1,187,928)  (1,184,171)       0        0

GRUPO IUSACELL
ACTUALIZADO A DICIEMBRE 1999
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

                           DESCRIPTION                                            a $ December 99
                                                                                      December
                                                                                -------------------
                                             1996         1997         1998         1998     1999
                                             ----         ----         ----         ----     ----
Income (loss) from continuing  operations  (526,142)  (1,332,572)  (1,457,062)  (1,457,062) 382,447  RESULTADO NETO
Add income tax, assets tax and deffered
  income tax                                 50,980       60,397       72,127       72,127  132,263  PROVISION DE IMPAC
                                            =======================================================
Pretax income (loss) from continuing
  operations                               (475,162)  (1,272,176)  (1,384,935)  (1,384,935) 514,710
Add:
Integral cost of financing (expense only)   632,241      345,618      250,873      250,873  289,676  GASTOS FINANCIEROS PROVISION
                                                                                                       SIN INTERESES GANADOS
Amortization of debt expense and discount
  of premium                                      0            0            0            0        0
                                                       --------------------------------------------
Interest portion of rent expense                805        2,791        3,289        3,289    2,486  AMORTIZACION DE ARRENDAMIENTO
                                                                                                       FINANCIERO
                                                       --------------------------------------------
Losses from < 50% owned affiliates            8,751            0            0            0   19,958  PARTICIPACION EN EMPRESAS
                                                                                                       MINORITARIAS
                                                       --------------------------------------------
Amortized portion of capitalized integral
  cost of financing                           2,007        2,461       48,923       48,923   15,532  DEPRECIACION DE GASTOS
                                                                                                       CAPITALIZADOS
                                                       --------------------------------------------

                                            =======================================================
AJUSTED EARNINGS (A)                        168,643     (921,306)  (1,081,850)  (1,081,850) 842,362

Fixed charges:
Integral cost of financing (whether
  expensed or capitalized)                  632,241      410,183    1,190,347    1,190,347  289,676  GASTOS FINANCIEROS MAS PERDIDA
                                                                                                        CAMBIARIA
Amortization of debt expense and discount
  or premium                                      0            0            0            0        0
The interest portion of rent expense
                                                       --------------------------------------------
Preffered stock dividend requirement
   (Should be N/A)                              805        2,791        3,289        3,289    2,486  AMORTIZACION DE ARRENDAMIENTO
                                                                                                       FINANCIERO
                                                       --------------------------------------------

                                            =======================================================
TOTAL FIXED CHARGES (B)                     633,047      412,974    1,193,636    1,193,636  292,162


EARNING TO FIXED CHARGES (A/B)               0.2664      (2.2309)     (0.9063)     (0.9063)  2.8832
ADJUSTED PRETAX EARNINGS LESS FIXED
  CHARGES                                  (464,404)  (1,334,280)  (2,275,486)  (2,275,486) 550,200


PRUEBA                                      633,047      412,974      741,387
PRUEBA                                     (464,403)  (1,334,281)  (1,330,060)

                                                  0            0  -452248.405
                                                 (1)           1     (945,426)

NUEVO GRUPO IUSACELL
ACTUALIZADO A DICIEMBRE 1999
Debt offering

Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

         DESCRIPTION                                                           a $ December 99
                                                                                   December
                                                                               ---------------
                                        1996         1997         1998         1998      1999
                                        ----         ----         ----         ----      ----
Income (loss) from continuing
  operations                          (526,142)  (1,332,572)  (1,457,062)  (1,457,062)  333,762  RESULTADO NETO
Add income tax, assets tax and
  deffered income tax                   50,980       60,397       72,127       72,127   132,645  PROVISION DE IMPAC
                                       ========================================================
Pretax income (loss) from
  continuing operations               (475,162)  (1,272,176)  (1,384,935)  (1,384,935)  466,407
Add:
Integral cost of financing
  (expense only)                       632,241      345,618      250,873      250,873   312,383  GASTOS FINANCIEROS PROVISION SIN
                                                                                                   INTERESES GANADOS
Amortization of debt expense and
  discount of premium                        0            0            0            0         0
                                                  ---------------------------------------------
Interest portion of rent expense           805        2,791        3,289        3,289     2,486  AMORTIZACION DE ARRENDAMIENTO
                                                                                                   FINANCIERO
                                                  ---------------------------------------------
Losses from < 50% owned affiliates       8,751            0            0            0    19,958  PARTICIPACION EN EMPRESAS
                                                                                                   MINORITARIAS
                                                  ---------------------------------------------
Amortized portion of capitalized
  integral cost of financing             2,007        2,461       48,923       48,923    15,532  DEPRECIACION DE GASTOS
                                                                                                   CAPITALIZADOS
                                                  ---------------------------------------------

                                       ========================================================
AJUSTED EARNINGS (A)                   168,643     (921,306)  (1,081,850)  (1,081,850)  816,766

Fixed charges:
Integral cost of financing
  (whether expensed or capitalized)    632,241      410,183    1,190,347    1,190,347   312,383  GASTOS FINANCIEROS MAS PERDIDA
                                                                                                   CAMBIARIA
Amortization of debt expense and
  discount or premium                        0            0            0            0         0
The interest portion of rent expense
                                                  ---------------------------------------------
Preffered stock dividend requirement
  (Should be N/A)                          805        2,791        3,289        3,289     2,486  AMORTIZACION DE ARRENDAMIENTO
                                                                                                   FINANCIERO
                                                  ---------------------------------------------

                                       ========================================================
TOTAL FIXED CHARGES (B)                633,047      412,974    1,193,636    1,193,636   314,869


EARNING TO FIXED CHARGES (A/B)          0.2664      (2.2309)     (0.9063)     (0.9063)   2.5940
ADJUSTED PRETAX EARNINGS LESS FIXED
  CHARGES                             (464,404)  (1,334,280)  (2,275,486)  (2,275,486)  501,897

CELULAR
GRUPO IUSACELL
ACTUALIZADO A DICIEMBRE 2000                        NO TERMINADO
Debt offering
SOLO  SE PRESENTA NUEVO GRUPO IUSACELL                                    1.0896
Ratio of earnings to fixed charges calculation

Computation under Mexican GAAP

          DESCRIPTION                                                        a $ December 00
                                                                                 December
                                                                             ---------------
                                          1996         1997         1998      1999     2000
                                          ----         ----         ----      ----     ----

Income (loss) from continuing
  operations                            (573,266)  (1,451,925)  (1,587,615)  382,448       0   RESULTADO NETO
Add income tax, assets tax and
  deffered income tax                     55,546       65,806       78,590   132,263       0   PROVISION DE IMPAC
                                         ===================================================
Pretax income (loss) from
  continuing operations                 (517,720)  (1,386,119)  (1,509,025)  514,711       0
Add:
Integral cost of financing
  (expense only)                         688,868      376,573      250,873   289,676       0   GASTOS FINANCIEROS PROVISION SIN
                                                                                                 INTERESES GANADOS
Amortization of debt expense
  and discount of premium                      0            0            0         0       0
                                                    ----------------------------------------
Interest portion of rent expense             877        3,041        3,583     2,486       0   AMORTIZACION DE ARRENDAMIENTO
                                                                                                 FINANCIERO
                                                    ----------------------------------------
Losses from < 50% owned affiliates         9,535            0            0    19,958       0   PARTICIPACION EN EMPRESAS
                                                                                                 MINORITARIAS
                                                    ----------------------------------------
Amortized portion of capitalized
  integral cost of financing               2,187        2,681       53,305    15,532       0   DEPRECIACION DE GASTOS CAPITALIZADOS
                                                    ----------------------------------------

                                         ===================================================
AJUSTED EARNINGS (A)                     183,748   (1,003,823)  (1,201,264)  842,363       0

Fixed charges:
Integral cost of financing
  (whether expensed or capitalized)      688,868      446,921    1,190,347   289,676       0   GASTOS FINANCIEROS MAS PERDIDA
                                                                                                 CAMBIARIA
Amortization of debt expense and
  discount or premium                          0            0            0         0       0
The interest portion of rent expense
                                                    ----------------------------------------
Preffered stock dividend requirement
 (Should be N/A)                             877        3,041        3,583     2,486       0   AMORTIZACION DE ARRENDAMIENTO
                                                                                                 FINANCIERO
                                                    ----------------------------------------

                                         ===================================================
TOTAL FIXED CHARGES (B)                  689,746      449,962    1,193,930   292,162       0


EARNING TO FIXED CHARGES (A/B)            0.2664      (2.2309)     (1.0061)   2.8832  #DIV/0!
ADJUSTED PRETAX EARNINGS LESS FIXED
  CHARGES                               (505,998)  (1,453,785)  (2,395,195)  550,201       0


PRUEBA                                   711,038      463,852    1,340,692
PRUEBA                                  (521,618)  (1,498,663)  (2,555,826)

                                     21292.19385  13890.15217  146761.3651
                                          15,620       44,878      160,631

                                                1.2777
                                                          ENTREGADO FEBRERO 2002
 GRUPO IUSACELL, S.A. DE C.V.
ACTUALIZADO A DICIEMBRE 2001
Debt offering

Ratio of earnings to fixed charges calculation               1.1376        1.044

Computation under Mexican GAAP

         DESCRIPTION                                                             a $ December 01
                                                                                    December
                                                                               -----------------
                                1996         1997         1998      1999        2000       2001
                                ----         ----         ----      ----        ----       ----
Income (loss) from
  continuing  operations      (598,514)  (1,515,872)  (1,657,554)  379,688  (1,122,512)  (499,989)  RESULTADO NETO
Add income tax, assets tax
  and deffered income tax       57,992       68,704       82,051   150,897     156,335    146,404   PROVISION DE IMPAC
                               ==================================================================
Pretax income (loss) from
  continuing operations       (540,522)  (1,447,168)  (1,575,503)  530,585    (966,177)  (353,585)
Add:
Integral cost of financing
  (expense only)               719,208      393,159      285,393   355,367   1,079,361    914,896   GASTOS FINANCIEROS PROVISION SIN
                                                                                                      INTERESES GANADOS
Amortization of debt expense
  and discount of premium            0            0            0         0           0          0
                                          -------------------------------------------------------
Interest portion of rent
  expense                          916        3,175        3,741     2,828       2,828          0   AMORTIZACION DE ARRENDAMIENTO
                                                                                                      FINANCIERO
                                          -------------------------------------------------------
Losses from < 50% owned
  affiliates                     9,955            0            0    22,704      18,511     38,192   PARTICIPACION EN EMPRESAS
                                                                                                      MINORITARIAS PERDIDAS PAG 23
                                                                                                      CARP.
                                          -------------------------------------------------------
Amortized portion of
  capitalized integral cost
  of financing                   2,283        2,799       55,653    17,669      33,675          0   DEPRECIACION DE GASTOS
                                                                                                      CAPITALIZADOS
                                          -------------------------------------------------------

                               ==================================================================
AJUSTED EARNINGS (A)           191,841   (1,048,035)  (1,230,716)  929,153     168,199    599,503

Fixed charges:
Integral cost of financing
  (whether expensed or
  capitalized)                 719,208      466,605    1,354,139   355,367   1,079,361    914,896   GASTOS FINANCIEROS MAS PERDIDA
                                                                                                       CAMBIARIA
Amortization of debt expense
  and discount or premium            0            0            0         0           0          0
The interest portion of rent
  expense
                                          -------------------------------------------------------
Preffered stock dividend
  requirement (Should be N/A)      916        3,175        3,741     2,828       2,828          0   AMORTIZACION DE ARRENDAMIENTO
                                                                                                      FINANCIERO
                                          -------------------------------------------------------

                               ==================================================================
TOTAL FIXED CHARGES (B)        720,124      469,780    1,357,880   358,195   1,082,190    914,896


EARNING TO FIXED CHARGES (A/B)  0.2664      (2.2309)     (0.9064)   2.5940      0.1554     0.6553
ADJUSTED PRETAX EARNINGS LESS
  FIXED CHARGES               (528,284)  (1,517,814)  (2,588,597)  570,958    (913,991)  (315,393)

 GRUPO IUSACELL, S.A. DE C.V.
DECEMBER 2001
Debt offering

Ratio of earnings to fixed charges calculation                             1.044

Computation under Mexican GAAP

         DESCRIPTION                                                               a $ December 01
                                                                                      December
                                                                                  -----------------
                                  1996         1997         1998      1999        2000       2001
                                  ----         ----         ----      ----        ----       ----
Income (loss) from
  continuing  operations        (598,489)  (1,515,810)  (1,657,470)  379,668  (1,122,512)  (499,989)  RESULTADO NETO
Add income tax, assets tax
  and deffered income tax         57,990       68,702       82,047   150,889     156,335    146,404   PROVISION DE IMPAC
                                 ==================================================================
Pretax income (loss) from
  continuing operations         (540,499)  (1,447,108)  (1,575,422)  530,558    (966,178)  (353,585)
Add:
Integral cost of financing
 (expense only)                  719,179      393,142      285,379   355,349   1,079,361    914,896   GASTOS FINANCIEROS PROVISION
                                                                                                        SIN INTERESES GANADOS
Amortization of debt expense
  and discount of premium              0            0            0         0           0          0
                                            -------------------------------------------------------
Interest portion of rent
  expense                            916        3,175        3,741     2,828       2,828        707   AMORTIZACION DE ARRENDAMIENTO
                                                                                                        FINANCIERO
                                            -------------------------------------------------------
Losses from < 50% owned
  affiliates                       9,954            0            0    22,703      18,511     38,192   PARTICIPACION EN EMPRESAS
                                                                                                        MINORITARIAS PERDIDAS PAG
                                                                                                        23 CARP.
                                            -------------------------------------------------------
Amortized portion of
  capitalized integral cost
  of financing                     2,283        2,799       55,650    17,668      33,675     35,781   DEPRECIACION DE GASTOS
                                                                                                        CAPITALIZADOS
                                            -------------------------------------------------------

                                 ==================================================================
AJUSTED EARNINGS (A)             191,833   (1,047,992)  (1,230,652)  929,106     168,198    635,991

Fixed charges:
Integral cost of financing
  (whether expensed or
  capitalized)                   719,179      466,585    1,354,070   355,349   1,079,361    914,896   GASTOS FINANCIEROS MAS PERDIDA
                                                                                                        CAMBIARIA
Amortization of debt
  expense and discount
  or premium                           0            0            0         0           0          0
The interest portion of
  rent expense
                                            -------------------------------------------------------
Preffered stock dividend
  requirement (Should be N/A)        916        3,175        3,741     2,828       2,828        707   AMORTIZACION DE ARRENDAMIENTO
                                                                                                        FINANCIERO
                                            -------------------------------------------------------

                                 ==================================================================
TOTAL FIXED CHARGES (B)          720,095      469,760    1,357,811   358,177   1,082,190    915,603


EARNING TO FIXED CHARGES (A/B)    0.2664      (2.2309)     (0.9064)   2.5940      0.1554     0.6946
ADJUSTED PRETAX EARNINGS
  LESS FIXED CHARGES            (528,262)  (1,517,752)  (2,588,464)  570,929    (913,992)  (279,612)